SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           ------------------------


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): June 7, 1999


                            BRAZOS SPORTSWEAR, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




         DELAWARE                   0-18054                   91-1770931
 (STATE OF INCORPORATION)   (COMMISSION FILE NUMBER)        (IRS EMPLOYER
                                                          IDENTIFICATION NO.)



                              3860 VIRGINIA AVENUE
                             CINCINNATI, OHIO 45227
             (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 (513) 719-0244
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                            4101 FOUNDERS BOULEVARD
                          CINCINNATI, OHIO 45103-2553
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS

      On June 7, 1999, the Company announced that, among other things, it had completed the sale of its Red Oak Sportswear division. A copy of the press release with respect to the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


 EXHIBIT NO.                         EXHIBIT
    99.1      Press Release of Brazos Sportswear, Inc. dated June 7, 1999.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         DATED this 11th day of June, 1999.


                                          BRAZOS SPORTSWEAR, INC.


                                          By:   /S/ F. CLAYTON CHAMBERS
                                                F. Clayton Chambers,
                                                Chief Executive Officer